UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 13, 2023
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Bridge Investment Group Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40622	86-2769085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)
(801) 716-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Asset Purchase Agreement
On February 13, 2023, affiliates of Bridge Investment Group Holdings Inc. (“Bridge”) entered into a definitive agreement to purchase substantially all of the assets of Newbury Partners LLC, a Delaware limited liability company (the “Seller”), pursuant to the terms of an Asset Purchase Agreement (the “Asset Purchase Agreement”) by and among Bridge Investment Group Holdings LLC, a Delaware limited liability company (a wholly owned subsidiary of Bridge) (the “Operating Company”), Newbury Partners-Bridge LLC, a Delaware limited liability company (an indirect wholly owned subsidiary of the Operating Company, the “Buyer”), the Seller and Richard Lichter, an individual, and RLP Navigator LLC, a Delaware limited liability company (collectively, the “Newbury Holders”). The Asset Purchase Agreement provides that the Buyer will acquire substantially all of the Seller’s assets and in exchange the Buyer will assume certain of the Seller’s liabilities and pay the Seller $320.1 million in cash, subject to certain purchase price adjustments as set forth in the Asset Purchase Agreement (the “Acquisition”). The board of directors of Bridge has unanimously approved the Acquisition, the Asset Purchase Agreement and the transactions contemplated thereby.
Bridge, the Seller and the Newbury Holders agreed to customary representations, warranties and covenants in the Asset Purchase Agreement. Subject to certain limitations, the Seller is required to indemnify the Buyer for losses resulting from any breaches of Seller’s and the Newbury Holders’ representations, warranties and covenants made in the Asset Purchase Agreement and certain other matters. To supplement the indemnification provided by the Seller and the Newbury Holders, Bridge has obtained representations and warranties insurance. Except as specifically set forth in the Asset Purchase Agreement, during the period from the date of the Asset Purchase Agreement until the closing of the Acquisition (the “Closing”), the Seller has agreed to conduct its business in all material respects in the ordinary course of business and not to take certain actions prior to the Closing without the consent of the Buyer.
The Acquisition is expected to close in the first half of 2023, subject to regulatory approvals, consents and other customary closing conditions. The Asset Purchase Agreement contains termination rights for both the Buyer and the Seller, including, among other bases for termination, if the Acquisition is not consummated by May 15, 2023, subject to certain exceptions. The Asset Purchase Agreement further provides that, upon termination of the Asset Purchase Agreement under specified circumstances, the Buyer may be required to pay the Seller a termination fee of $22.0 million.
The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is expected to be filed as an exhibit to our next Quarterly Report on Form 10-Q for the quarter ending March 31, 2023. The Asset Purchase Agreement is not intended to provide any other factual information about Bridge, the Seller or any of their respective subsidiaries or affiliates. The warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of the Asset Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Asset Purchase Agreement, may be subject to important qualifications and limitations agreed upon by the parties for the purposes of allocating contractual risk among such parties to the Asset Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to such contracting parties that differ from those applicable to investors. Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Asset Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of warranties may change after the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in Bridge’s public disclosures.
Item 2.02. Results of Operations and Financial Condition.
On February 14, 2023, Bridge issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2022. A copy of the press release and earnings presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02 and the attached Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure.
On February 14, 2023, Bridge issued a press release announcing the execution of the Asset Purchase Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K. Bridge also published a presentation with respect to the Acquisition. The presentation can be found at https://ir.bridgeig.com. A copy of the presentation is also furnished in Exhibit 99.2 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 7.01 and the attached Exhibit 99.2 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 14, 2023.
99.2	Press Release dated February 14, 2023.
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which relate to future events or our future performance or financial condition. All statements other than statements of historical facts may be forward-looking statements, including statements relating to the expected timing, completion and effects of the Acquisition and the other transactions contemplated by the Asset Purchase Agreement and all other statements in this report and the exhibits furnished or filed herewith. In some cases, you can identify forward-looking statements by terms such as “outlook,” “could,” “believes,” “expects,” “potential,” “opportunity,” “continues,” “may,” “will,” “should,” “over time,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “foresees” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Accordingly, we caution you that any such forward-looking statements are based on our beliefs, assumptions and expectations as of the date made, taking into account all information available to us at that time. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties that are difficult to predict and beyond our control. Bridge may not be able to complete the proposed Acquisition on the terms described above or at all because of a number of factors, including, without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement, (ii) the failure of the parties to satisfy the closing conditions to the Acquisition and (iii) the effect of the announcement of the Acquisition on the ability of the parties to retain and hire key personnel and maintain their operating results and business generally. Actual results may differ materially from those express or implied in the forward-looking statements as a result of a number of factors, including but not limited to those risks described from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made. Bridge undertakes no duty to publicly update any forward-looking statements herein, on the webcast/conference call, or otherwise, whether as a result of new information, future developments or otherwise, except as required by law. Nothing in this report constitutes an offer to sell or solicitation of an offer to buy any securities of Bridge or any investment fund managed by Bridge or its affiliates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer
Date: February 14, 2023